SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 28, 1998 (Date of earliest event reported) Bear Stearns Commercial Mortgage Securities Inc. (Sponsor) Issuer in Respect of Commercial Mortgage Pass-Through Certificates Series 1998-C1) (Exact name of registrant as specified in charter) Delaware 33-65816 3671416 (State or other juris- (Commission (I.R.S. Employer diction of organization) File No.) Identification No.) 245 Park Avenue, New York, NY 10167 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (212) 272-2000 ITEM 5. OTHER EVENTS This Current Report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 1998-C1 which was made on June 17, 2002. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on June 17, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF Bear Stearns Commercial Mortgage Securities Inc., REGISTRANT By: /s Russell Goldenberg Russell Goldenberg, Group Senior Vice President Date: June 17, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Depositor ORIX Real Estate Capital Markets, LLC, Servicer GMAC Commercial Mortgage Corporation, Special Servicer Commercial Mortgage Pass-Through Certificates Series 1998-C1 ABN AMRO Acct: 67-7954-20-8 Statement Date 06/17/02 Payment Date: 06/17/02 Prior Payment: 05/16/02 Record Date: 05/31/02 WAC: 7.50829% WAMM: 89 Number Of Pages Table Of Contents 1 REMIC Certificate Report 2 Other Related Information 2 Asset Backed Facts Sheets 1 Delinquency Loan Detail 1 Mortgage Loan Characteristics 2 Loan Level Listing 6 Total Pages Included In This Package 15 Specially Serviced Loan Detail Appendix A Modified Loan Detail Appendix B Realized Loss Detail Appendix C Information is available for this issue from the following sources LaSalle Web Site www.etrustee.net 0 0 0 0 0 0 Monthly Data File Name: BEAR98C1_200206_3.zip ABN AMRO LaSalle Bank N.A. Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Depositor ORIX Real Estate Capital Markets, LLC, Servicer GMAC Commercial Mortgage Corporation, Special Servicer Commercial Mortgage Pass-Through Certificates Series 1998-C1 ABN AMRO Acct: 67-7954-20-8 Upper Tier Statement Date 06/17/02 Payment Date: 06/17/02 Prior Payment: 05/16/02 Record Date: 05/31/02 WAC: 7.5083% WAMM: 89 Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 129,564,000.00 88,571,571.32 07383FAA6 1000.00000000 683.61251057 A-2 417,211,428.00 417,211,428.00 07383FAB4 1000.00000000 1000.00000000 B 35,736,956.00 35,736,956.00 07383FAC2 1000.00000000 1000.00000000 C 32,163,260.00 32,163,260.00 07383FAD0 1000.00000000 1000.00000000 D 32,163,260.00 32,163,260.00 07383FAE8 1000.00000000 1000.00000000 E 8,934,239.00 8,934,239.00 07383FAF5 1000.00000000 1000.00000000 F 12,507,935.00 12,507,935.00 07383FAH1 1000.00000000 1000.00000000 G 12,507,935.00 12,507,935.00 07383FAJ7 1000.00000000 1000.00000000 H 5,360,543.00 5,360,543.00 07383FAK4 1000.00000000 1000.00000000 I 17,868,478.00 17,868,478.00 07383FAL2 1000.00000000 1000.00000000 J 4,645,804.00 4,645,804.00 07383FAM0 1000.00000000 1000.00000000 K 6,075,283.00 6,075,283.00 07383FAN8 1000.00000000 1000.00000000 X 714,739,121.00N 673,746,692.32 07383FAG3 1000.00000000 942.64700577 R 0.00 0.00 9ABSB465 1000.00000000 0.00000000 714,739,121.00 673,746,692.32 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 1,649,551.52 0.00 0.00 0.00 07383FAA6 12.73155753 0.00000000 0.00000000 0.00000000 A-2 0.00 0.00 0.00 0.00 07383FAB4 0.00000000 0.00000000 0.00000000 0.00000000 B 0.00 0.00 0.00 0.00 07383FAC2 0.00000000 0.00000000 0.00000000 0.00000000 C 0.00 0.00 0.00 0.00 07383FAD0 0.00000000 0.00000000 0.00000000 0.00000000 D 0.00 0.00 0.00 0.00 07383FAE8 0.00000000 0.00000000 0.00000000 0.00000000 E 0.00 0.00 0.00 0.00 07383FAF5 0.00000000 0.00000000 0.00000000 0.00000000 F 0.00 0.00 0.00 0.00 07383FAH1 0.00000000 0.00000000 0.00000000 0.00000000 G 0.00 0.00 0.00 0.00 07383FAJ7 0.00000000 0.00000000 0.00000000 0.00000000 H 0.00 0.00 0.00 0.00 07383FAK4 0.00000000 0.00000000 0.00000000 0.00000000 I 0.00 0.00 0.00 0.00 07383FAL2 0.00000000 0.00000000 0.00000000 0.00000000 J 0.00 0.00 0.00 0.00 07383FAM0 0.00000000 0.00000000 0.00000000 0.00000000 K 0.00 165,528.32 0.00 0.00 07383FAN8 0.00000000 27.24619084 0.00000000 0.00000000 X 0.00 0.00 0.00 0.00 07383FAG3 0.00000000 0.00000000 0.00000000 0.00000000 R 0.00 0.00 0.00 0.00 9ABSB465 0.00000000 0.00000000 0.00000000 0.00000000 1,649,551.52 Closing Interest Interest Pass-Through Class Balance Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Per $1,000 Next Rate (3) A-1 86,922,019.80 467,953.14 0.00 6.3400% 07383FAA6 670.88095304 3.61175280 0.00000000 Fixed A-2 417,211,428.00 2,239,034.66 0.00 6.4400% 07383FAB4 1000.00000000 5.36666666 0.00000000 Fixed B 35,736,956.00 194,766.41 0.00 6.5400% 07383FAC2 1000.00000000 5.44999999 0.00000000 Fixed C 32,163,260.00 180,918.34 0.00 6.7500% 07383FAD0 1000.00000000 5.62500008 0.00000000 Fixed D 32,163,260.00 180,918.34 0.00 6.7500% 07383FAE8 1000.00000000 5.62500008 0.00000000 Fixed E 8,934,239.00 50,255.09 0.00 6.7500% 07383FAF5 1000.00000000 5.62499951 0.00000000 Fixed F 12,507,935.00 62,539.68 0.00 6.0000% 07383FAH1 1000.00000000 5.00000040 0.00000000 Fixed G 12,507,935.00 62,539.68 0.00 6.0000% 07383FAJ7 1000.00000000 5.00000040 0.00000000 Fixed H 5,360,543.00 26,802.72 0.00 6.0000% 07383FAK4 1000.00000000 5.00000093 0.00000000 Fixed I 17,868,478.00 89,342.39 0.00 6.0000% 07383FAL2 1000.00000000 5.00000000 0.00000000 Fixed J 4,645,804.00 23,229.02 0.00 6.0000% 07383FAM0 1000.00000000 5.00000000 0.00000000 Fixed K 5,909,754.68 29,157.42 -1,219.00 6.0000% 07383FAN8 972.75380916 4.79935173 -0.20064909 Fixed X 671,931,612.48 574,657.49 0.00 1.0235% 07383FAG3 940.10750599 0.80401012 0.00000000 0.7874% R 0.00 0.00 0.00 9ABSB465 0.00000000 0.00000000 0.00000000 671,931,612.48 4,182,114.38 Total P&I Payme 5,831,665.90 Page 2 of 15 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minud Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated ABN AMRO LaSalle Bank N.A. Administrator: Susan Abbott (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 Bear Stearns Commercial Mortgage Securities Inc., Depositor ORIX Real Estate Capital Markets, LLC, Servicer GMAC Commercial Mortgage Corporation, Special Servicer Commercial Mortgage Pass-Through Certificates Series 1998-C1 ABN AMRO Acct: 67-7954-20-8 Lower Tier Statement Date 06/17/02 Payment Date: 06/17/02 Prior Payment: 05/16/02 Record Date: 05/31/02 WAC: 7.50829% WAMM: 89 Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 LA-1 129,564,000.00 88,571,571.32 NONE 1000.00000000 683.61251057 LA-2 417,211,428.00 417,211,428.00 NONE 1000.00000000 1000.00000000 LB 35,736,956.00 35,736,956.00 NONE 1000.00000000 1000.00000000 LC 32,163,260.00 32,163,260.00 NONE 1000.00000000 1000.00000000 LD 32,163,260.00 32,163,260.00 NONE 1000.00000000 1000.00000000 LE 8,934,239.00 8,934,239.00 NONE 1000.00000000 1000.00000000 LF 12,507,935.00 12,507,935.00 NONE 1000.00000000 1000.00000000 LG 12,507,935.00 12,507,935.00 NONE 1000.00000000 1000.00000000 LH 5,360,543.00 5,360,543.00 NONE 1000.00000000 1000.00000000 LI 17,868,478.00 17,868,478.00 NONE 1000.00000000 1000.00000000 LJ 4,645,804.00 4,645,804.00 NONE 1000.00000000 1000.00000000 LK 6,075,283.00 6,075,283.00 NONE 1000.00000000 1000.00000000 LR 0.00 0.00 9ABSB466 1000.00000000 0.00000000 714,739,121.00 673,746,692.32 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 LA-1 1,649,551.52 0.00 0.00 0.00 NONE 12.73155753 0.00000000 0.00000000 0.00000000 LA-2 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LB 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LC 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LD 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LE 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LF 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LG 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LH 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LI 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LJ 0.00 0.00 0.00 0.00 NONE 0.00000000 0.00000000 0.00000000 0.00000000 LK 0.00 165,528.32 0.00 0.00 NONE 0.00000000 27.24619084 0.00000000 0.00000000 LR 0.00 0.00 0.00 0.00 9ABSB466 0.00000000 0.00000000 0.00000000 0.00000000 1,649,551.52 Closing Interest Interest Pass-Through Class Balance Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Per $1,000 Next Rate (3) LA-1 86,922,019.80 549,946.16 0.00 7.4509% NONE 670.88095304 4.24459078 0.00000000 7.2151% LA-2 417,211,428.00 2,590,490.61 0.00 7.4509% NONE 1000.00000000 6.20905957 0.00000000 7.2151% LB 35,736,956.00 221,892.89 0.00 7.4509% NONE 1000.00000000 6.20905961 0.00000000 7.2151% LC 32,163,260.00 199,703.60 0.00 7.4509% NONE 1000.00000000 6.20905965 0.00000000 7.2151% LD 32,163,260.00 199,703.60 0.00 7.4509% NONE 1000.00000000 6.20905965 0.00000000 7.2151% LE 8,934,239.00 55,473.22 0.00 7.4509% NONE 1000.00000000 6.20905933 0.00000000 7.2151% LF 12,507,935.00 77,662.51 0.00 7.4509% NONE 1000.00000000 6.20905929 0.00000000 7.2151% LG 12,507,935.00 77,662.51 0.00 7.4509% NONE 1000.00000000 6.20905929 0.00000000 7.2151% LH 5,360,543.00 33,283.93 0.00 7.4509% NONE 1000.00000000 6.20905942 0.00000000 7.2151% LI 17,868,478.00 110,946.44 0.00 7.4509% NONE 1000.00000000 6.20905933 0.00000000 7.2151% LJ 4,645,804.00 28,846.07 0.00 7.4509% NONE 1000.00000000 6.20905875 0.00000000 7.2151% LK 5,909,754.68 36,502.84 -1,218.95 7.4509% NONE 972.75380916 6.00841804 -0.20064086 7.2151% LR 0.00 0.00 0.00 9ABSB466 0.00000000 0.00000000 0.00000000 671,931,612.48 4,182,114.38 (1,218.95) Total P&I Payme 5,831,665.90 Page 3 of 15 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minud Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated CertifiUnpaid Deferred Class Interest Shortfall Interest A-1 0.00 0.00 A-2 0.00 0.00 B 0.00 0.00 C 0.00 0.00 D 0.00 0.00 E 0.00 0.00 F 0.00 0.00 G 0.00 0.00 H 0.00 0.00 I 0.00 0.00 J 0.00 0.00 K 59,299.85 0.00 X 0.00 0.00 Totals: 0.00 0.00 CertifiAppraisal Reduction Yield Maint. Class Amount Premiums A-1 0.00 0.00 A-2 0.00 0.00 B 0.00 0.00 C 0.00 0.00 D 0.00 0.00 E 0.00 0.00 F 0.00 0.00 G 0.00 0.00 H 0.00 0.00 I 0.00 0.00 J 0.00 0.00 K 0.00 0.00 X 0.00 0.00 Totals: 0.00 0.00 Advances Prior Outstanding Current Month Principal Interest Principal Interest Servicer: 21,504.55 76,260.76 24,188.12 59,718.53 Trustee: 0.00 0.00 0.00 0.00 Fiscal Ag 0.00 0.00 0.00 0.00 Total 21,504.55 76,260.76 24,188.12 59,718.53 Recovered Advances Outstanding Principal Interest Principal Interest Servicer: 21,504.55 76,260.76 24,188.12 59,718.53 Trustee: 0.00 0.00 0.00 0.00 Fiscal Ag 0.00 0.00 0.00 0.00 Total 21,504.55 76,260.76 24,188.12 59,718.53 Current Period Scheduled Servicing Fees: 32,235.35 Current Period Special Servicing Fees: 1,218.97 Additional Servicing Compensation: 0.00 Summary of REO Property Principal Property Name Date of REOBalance 0.00 0.00 01/00/00 0.00 0 0 01/00/00 0.00 0No Summary 01/00/00 0.00 0 0 01/00/00 0.00 0 0 01/00/00 0.00 0.00 0 01/00/00 0.00 0.00 0 01/00/00 0.00 0 0 01/00/00 0.00 Totals: 0.00 Date of FinalAmount Aggregate Other Property Name Book Value Recovery of Proceeds Revenues Collect 0.00 0.00 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0 01/00/00 0.00 0.00 0.00 0.00 01/00/00 0.00 0.00 0.00 0.00 01/00/00 0.00 0.00 0.00 0.00 01/00/00 0.00 0.00 Totals: 0.00 0.00 Appraised value of real estate acquired through foreclosure or grant of of foreclosure: 0.00 Summary of Appraisal Reductions Principal Property Name Loan NumberBalance 0.00 0 0 0.00 0.00 0 0 0.00 0No Summary 0 0.00 0 0 0 0.00 0 0 0 0.00 0 0 0 0.00 0 0 0 0.00 0 0 0 0.00 Totals: 0.00 Appraisal Appraisal Date of Property Name Reduction ADate Reduction 0.00 0.00 01/00/00 01/00/00 0.00 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 0 0.00 01/00/00 01/00/00 Totals: 0.00 DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 06/17/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/16/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/16/02 1 1,621,935 0 0 0.68% 0.24% 0.00% 0.00% 03/18/02 0 0 1 994,950 0.00% 0.00% 0.68% 0.15% 02/19/02 1 996,840 0 0 0.68% 0.15% 0.00% 0.00% 01/16/02 1 998,045 0 0 0.68% 0.15% 0.00% 0.00% 12/17/01 1 1,627,929 0 0 0.68% 0.24% 0.00% 0.00% 11/16/01 0 0 1 1,000,653 0.00% 0.00% 0.68% 0.15% 10/16/01 2 2,632,533 0 0 1.35% 0.39% 0.00% 0.00% 09/17/01 1 1,632,246 0 0 0.68% 0.24% 0.00% 0.00% 08/16/01 1 1,633,441 0 0 0.68% 0.24% 0.00% 0.00% 07/16/01 1 1,634,628 0 0 0.68% 0.24% 0.00% 0.00% 06/18/01 1 1,636,147 0 0 0.68% 0.24% 0.00% 0.00% 05/16/01 4 5,533,802 0 0 2.70% 0.81% 0.00% 0.00% 04/16/01 1 1,638,818 0 0 0.68% 0.24% 0.00% 0.00% 03/16/01 1 1,056,175 0 0 0.68% 0.15% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy REO Date # Balance # Balance # Balance 06/17/02 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 05/16/02 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 04/16/02 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 03/18/02 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 02/19/02 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 01/16/02 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 12/17/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 11/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 10/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 09/17/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 08/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 07/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 06/18/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 05/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 04/16/01 0 0 0 0 0 0 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 03/16/01 1 1,010,512 0 0 0 0 0.68% 0.15% 0.00% 0.00% 0.00% 0.00% DistributiModifications Prepayments Curr Weighted Av Date # Balance # Balance Coupon Remit 06/17/02 0 0 1 991,020 7.51% 7.45% 0.00% 0.00% 0.68% 0.15% 05/16/02 0 0 0 0 7.27% 7.22% 0.00% 0.00% 0.00% 0.00% 04/16/02 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 03/18/02 0 0 0 0 7.05% 6.99% 0.00% 0.00% 0.00% 0.00% 02/19/02 0 0 0 0 7.39% 7.33% 0.00% 0.00% 0.00% 0.00% 01/16/02 0 0 0 0 7.39% 7.33% 0.00% 0.00% 0.00% 0.00% 12/17/01 0 0 0 0 7.27% 7.22% 0.00% 0.00% 0.00% 0.00% 11/16/01 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 10/16/01 0 0 0 0 7.27% 7.22% 0.00% 0.00% 0.00% 0.00% 09/17/01 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 08/16/01 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 07/16/01 0 0 0 0 7.27% 7.22% 0.00% 0.00% 0.00% 0.00% 06/18/01 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 05/16/01 0 0 0 0 7.27% 7.22% 0.00% 0.00% 0.00% 0.00% 04/16/01 0 0 0 0 7.51% 7.45% 0.00% 0.00% 0.00% 0.00% 03/16/01 0 0 0 0 7.05% 6.99% 0.00% 0.00% 0.00% 0.00% Note: Foreclosure and REO Totals are NOT Included in the Appropriate Delinquency Aging Category Paid Outstanding Out. Property Disclosure Doc Thru Current P&I P&I Protection Control # Date Advance Advances** Advances 9423 37377 15,515.12 15,515.12 0.00 6161 37377 35,800.20 35,800.20 0.00 3912 37377 21,474.85 21,474.85 0.00 5405 37377 11,116.48 11,116.48 0.00 Total 83,906.65 83,906.65 0.00 Special Disclosure Doc Advance Servicer Foreclosure Bankruptcy Control # DescriptionTransfer DateDate Date 9423 B 6161 B 3912 B 5405 B Disclosure Doc REO Control # Date 9423 6161 3912 5405 (1) Legend : 0 0 0 0 0 ** Outstanding P&I Advances include the current period P&I Advance Distribution of Principal Balances Current Scheduled Number Scheduled Based on Balances of Loans Balance Balance $0to $1,000,000 8 7,244,361 1.08% $1,000,001to $2,000,000 38 59,498,584 8.85% $2,000,000to $3,000,000 29 71,551,248 10.65% $3,000,000to $4,000,000 14 48,092,931 7.16% $4,000,000to $5,000,000 14 62,174,204 9.25% $5,000,000to $6,000,000 11 60,854,410 9.06% $6,000,000to $7,000,000 6 39,262,980 5.84% $7,000,000to $8,000,000 4 29,429,273 4.38% $8,000,000to $9,000,000 2 17,124,423 2.55% $9,000,000to $10,000,000 6 56,278,720 8.38% $10,000,00to $12,000,000 5 56,253,755 8.37% $12,000,00to $14,000,000 4 52,941,385 7.88% $14,000,00to $17,000,000 3 46,432,913 6.91% $17,000,00to $20,000,000 0 0 0.00% $20,000,00to $23,000,000 3 64,792,424 9.64% $23,000,00to $28,000,000 0 0 0.00% Total 147 671,931,612 100.00% Average Scheduled Balance is 4,540,078 Maximum Scheduled Balance is 22,982,173 Minimum Scheduled Balance is 659,476 Distribution of Property Types Number Scheduled Based on Property Types of Loans Balance Balance Retail 41 261,890,911 38.98% Office 26 117,714,702 17.52% Multifamily 32 95,399,788 14.20% Industrial 19 73,112,435 10.88% Lodging 5 39,164,905 5.83% Mobile Home 8 28,156,666 4.19% Mixed Use 8 27,536,735 4.10% Health Care 3 11,465,878 1.71% Other 3 10,107,502 1.50% Self Storage 2 7,382,090 1.10% Total 147 671,931,612 100.00% Distribution of Mortgage Interest Rates Current Mortgage Number Scheduled Based on Interest Rate of Loans Balance Balance 6.000%or less 0 0 0.000% 6.000%to 6.250% 0 0 0.000% 6.250%to 6.500% 1 11,131,735 1.657% 6.500%to 6.750% 3 6,359,297 0.946% 6.750%to 7.000% 25 165,227,068 24.590% 7.000%to 7.250% 34 171,125,827 25.468% 7.250%to 7.500% 35 171,522,240 25.527% 7.500%to 7.750% 24 76,854,124 11.438% 7.750%to 8.000% 12 34,875,911 5.190% 8.000%to 8.250% 7 26,904,393 4.004% 8.250%to 8.500% 0 0 0.000% 8.500%to 8.750% 4 5,957,269 0.887% 8.750%to 18.750% 2 1,973,748 0.294% 0.000%to 0.000% 0 0 0.000% 0.000%& Above 0 0 0.000% Total 147 671,931,612100.000% W/Avg Mortgage Interest Rate is 7.508% Minimum Mortgage Interest Rate is 6.470% Maximum Mortgage Interest Rate is 9.875% Geographic Distribution Number Scheduled Based on Geographic Location of Loans Balance Balance California 28 183,011,688 27.24% New York 23 110,668,976 16.47% Florida 15 59,409,609 8.84% Massachusetts 8 35,883,906 5.34% Arizona 8 31,926,656 4.75% Connecticut 6 30,552,916 4.55% Maryland 5 27,871,023 4.15% Pennsylvania 8 22,957,743 3.42% Delaware 4 18,575,727 2.76% Texas 2 17,456,214 2.60% New Jersey 3 15,765,517 2.35% Michigan 4 15,745,841 2.34% Utah 3 14,043,494 2.09% Illinois 3 10,162,695 1.51% Various 1 9,252,983 1.38% Vermont 2 8,921,410 1.33% Minnesota 5 8,840,244 1.32% Washington 1 7,968,984 1.19% North Carolina 2 7,498,278 1.12% Virginia 2 6,814,929 1.01% Oregon 2 6,157,808 0.92% New Hampshire 1 4,214,424 0.63% Louisiana 1 4,127,976 0.61% Colorado 2 3,869,601 0.58% Nevada 4 3,802,801 0.57% Rhode Island 1 2,496,588 0.37% Ohio 1 1,922,713 0.29% Alabama 1 1,351,393 0.20% Maine 1 659,476 0.10% 0 0 0 0.00% 0 0 0 0.00% Total 147 671,931,612 100.00% Loan Seasoning Number Scheduled Based on Number of Years of Loans Balance Balance 1 year or less 0 0 0.00% 1+ to 2 years 0 0 0.00% 2+ to 3 years 0 0 0.00% 3+ to 4 years 70 350,005,987 52.09% 4+ to 5 years 77 321,925,625 47.91% 5+ to 6 years 0 0 0.00% 6+ to 7 years 0 0 0.00% 7+ to 8 years 0 0 0.00% 8+ to 9 years 0 0 0.00% 9+ to 10 years 0 0 0.00% 10 years or more 0 0 0.00% Total 147 671,931,612 100.00% Weighted Average Seasoning is 4.1 Distribution of Remaining Term Fully Amortizing Fully Amortizing Number Scheduled Based on Mortgage Loans of Loans Balance Balance 60 months or less 0 0 0.00% 61 to 120 months 5 12,083,875 1.80% 121 to 180 months 0 0 0.00% 181 to 240 months 0 0 0.00% 241 to 360 months 0 0 0.00% Total 5 12,083,875 1.80% Weighted Ave 128 Distribution of DSCR Debt Service Number Scheduled Based on Coverage Ratio (1) of Loans Balance Balance 1or less 5 11,111,705 1.65% 1.0001to 1.1 0 0 0.00% 1.1001to 1.2 3 14,906,370 2.22% 1.2001to 1.3 7 34,231,194 5.09% 1.3001to 1.4 15 69,386,828 10.33% 1.4001to 1.5 11 60,484,168 9.00% 1.5001to 1.6 11 49,347,037 7.34% 1.6001to 1.7 14 53,792,509 8.01% 1.7001to 1.8 9 49,690,213 7.40% 1.8001to 1.9 12 65,400,231 9.73% 1.9001to 2 9 34,793,762 5.18% 2.0001to 2.4 25 127,268,604 18.94% 2.4001to 2.8 14 47,890,544 7.13% 2.8001to 3 3 16,542,301 2.46% 3.0001& above 9 37,086,145 5.52% Unknown 0 0 0.00% Total 147 671,931,612 100.00% Weighted Average Debt Service Coverage Ratio is 1.881692 NOI Aging Number Scheduled Based on NOI Date of Loans Balance Balance 1 year or less 107 453,474,142 67.49% 1 to 2 years 23 131,987,198 19.64% 2 Years or More 17 86,470,272 12.87% Unknown 0 0 0.00% Total 147 671,931,612 100.00% Distribution of Remaining Term Balloon Loans Balloon Number Scheduled Based on Mortgage Loans of Loans Balance Balance 12 months or less 0 0 0.00% 13 to 24 months 0 0 0.00% 25 to 36 months 2 3,736,898 0.56% 37 to 48 months 0 0 0.00% 49 to 60 months 0 0 0.00% 61 to 120 months 114 477,334,754 71.04% 121 to 180 months 25 169,523,102 25.23% 181 to 240 months 1 9,252,983 1.38% Total 142 659,847,738 98.20% Weighted Ave 88 Distribution of Amortization Type Number Scheduled Based on Amortization Type of Loans Balance Balance Fully Amortizing 5 12,083,875 1.80% Amortizing Balloon 142 659,847,738 98.20% Total 147 671,931,612 100.00% (1) Debt Service Coverage Ratios are calculated as described in the prospectus values are updated periodically as new NOI figures became available from borrowers on an asset level. Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrower for this calculation. Loan Level Detail Property Disclosure Type Maturity Control # Group Code Date DSCR 3912BEAR98C1 Office 07/01/07 2.860 4500BEAR98C1 Industrial 12/01/07 1.430 4950BEAR98C1 Office 12/01/09 1.610 5005BEAR98C1 Multifamily 12/01/12 2.700 5237BEAR98C1 Industrial 01/01/08 1.430 5351BEAR98C1 Retail 01/01/13 1.520 5405BEAR98C1 Multifamily 01/01/08 1.820 5483BEAR98C1 Office 04/01/08 3.330 5535BEAR98C1 Industrial 01/01/08 3.220 5589BEAR98C1 Industrial 04/01/08 1.740 5596BEAR98C1 Multifamily 01/01/08 1.470 5610BEAR98C1 Mixed Use 06/01/08 2.410 5615BEAR98C1 Office 05/01/08 2.240 5632BEAR98C1 Office 01/01/08 2.230 5819BEAR98C1 Retail 06/01/08 1.500 5828BEAR98C1 Health Care 03/01/08 2.200 5829BEAR98C1 Health Care 01/01/13 1.560 5833BEAR98C1 Retail 01/01/13 2.180 5857BEAR98C1 Retail 06/01/08 1.330 5867BEAR98C1 Mobile Home 03/01/08 0.940 5873BEAR98C1 Mobile Home 01/01/08 1.220 5874BEAR98C1 Mobile Home 05/01/08 0.990 5876BEAR98C1 Industrial 01/01/08 2.040 5906BEAR98C1 Retail 06/01/08 2.150 5914BEAR98C1 Multifamily 02/01/08 3.570 5915BEAR98C1 Multifamily 02/01/08 4.170 5923BEAR98C1 Office 01/01/08 1.820 5979BEAR98C1 Mixed Use 06/01/08 1.900 5981BEAR98C1 Industrial 04/01/08 0.850 5995BEAR98C1 Industrial 04/01/28 1.400 6008BEAR98C1 Lodging 03/01/08 3.240 6016BEAR98C1 Office 03/01/08 2.550 6017BEAR98C1 Lodging 06/01/08 2.490 6021BEAR98C1 Multifamily 04/01/13 1.880 6027BEAR98C1 Office 01/01/08 1.700 6028BEAR98C1 Multifamily 01/01/08 1.880 6041BEAR98C1 Office 02/01/08 1.130 6042BEAR98C1 Industrial 03/01/08 1.950 6059BEAR98C1 Retail 04/01/13 1.960 6070BEAR98C1 Retail 06/01/08 2.050 6072BEAR98C1 Multifamily 03/01/08 1.790 6082BEAR98C1 Office 05/01/08 1.280 6100BEAR98C1 Retail 01/02/13 1.490 6101BEAR98C1 Retail 01/02/13 2.060 6102BEAR98C1 Mobile Home 01/01/13 2.180 6116BEAR98C1 Multifamily 04/01/08 1.980 6146BEAR98C1 Office 03/01/08 1.390 6151BEAR98C1 Retail 04/01/08 2.210 6161BEAR98C1 Mixed Use 06/01/13 1.540 6187BEAR98C1 Multifamily 04/01/13 2.270 6189BEAR98C1 Multifamily 04/01/13 2.280 6190BEAR98C1 Multifamily 06/01/13 1.760 6191BEAR98C1 Multifamily 04/01/13 2.540 6204BEAR98C1 Lodging 02/01/08 2.910 6221BEAR98C1 Retail 06/01/05 2.060 6225BEAR98C1 Multifamily 02/01/08 1.690 6230BEAR98C1 Retail 03/01/08 1.800 6233BEAR98C1 Retail 09/01/07 1.290 6234BEAR98C1 Industrial 08/31/07 1.260 6235BEAR98C1 Lodging 09/01/12 3.290 6236BEAR98C1 Office 08/01/07 2.580 6237BEAR98C1 Office 09/01/07 1.210 6238BEAR98C1 Multifamily 10/01/07 0.980 6239BEAR98C1 Multifamily 10/01/12 1.630 6254BEAR98C1 Retail 04/01/13 1.410 6266BEAR98C1 Lodging 03/01/08 2.490 6284BEAR98C1 Office 04/01/08 1.870 6310BEAR98C1 Industrial 03/01/08 1.250 6341BEAR98C1 Retail 04/01/08 1.330 6347BEAR98C1 Office 04/01/05 2.120 6365BEAR98C1 Industrial 03/01/08 1.720 6378BEAR98C1 Retail 02/01/08 1.570 6382BEAR98C1 Industrial 02/01/08 1.970 6383BEAR98C1 Office 06/01/08 1.530 6386BEAR98C1 Mixed Use 02/01/13 1.540 6388BEAR98C1 Multifamily 05/01/13 1.990 6397BEAR98C1 Retail 04/01/08 1.810 6414BEAR98C1 Self Storag 01/01/08 1.880 6430BEAR98C1 Retail 05/01/13 1.920 6461BEAR98C1 Industrial 05/01/08 2.330 6475BEAR98C1 Health Care 03/01/08 2.480 6526BEAR98C1 Other 04/01/08 1.620 6529BEAR98C1 Retail 05/01/08 1.370 6557BEAR98C1 Retail 04/01/08 2.110 6591BEAR98C1 Office 06/01/08 2.510 6599BEAR98C1 Multifamily 06/01/08 3.600 6605BEAR98C1 Office 02/01/08 2.010 6638BEAR98C1 Multifamily 03/01/08 2.010 8460BEAR98C1 Retail 06/01/08 1.550 8462BEAR98C1 Multifamily 04/01/08 1.680 8466BEAR98C1 Multifamily 03/01/08 1.450 8489BEAR98C1 Office 06/01/08 1.630 8497BEAR98C1 Retail 05/01/08 1.680 8574BEAR98C1 Lodging 03/01/08 1.840 8587BEAR98C1 Office 06/01/08 2.510 8597BEAR98C1 Multifamily 06/01/08 1.920 8652BEAR98C1 Office 06/01/08 1.310 8666BEAR98C1 Multifamily 04/01/08 1.630 8669BEAR98C1 Mobile Home 05/01/08 1.170 8672BEAR98C1 Mobile Home 06/01/08 1.330 8749BEAR98C1 Retail 06/01/08 1.330 8782BEAR98C1 Multifamily 06/01/08 1.550 8785BEAR98C1 Retail 06/01/08 1.600 8874BEAR98C1 Retail 06/01/08 2.320 8976BEAR98C1 Retail 06/01/08 1.780 9002BEAR98C1 Mixed Use 06/01/08 1.240 9014BEAR98C1 Industrial 06/01/08 1.330 9025BEAR98C1 Other 03/01/13 2.030 9073BEAR98C1 Retail 06/01/08 2.130 9114BEAR98C1 Industrial 05/01/13 1.390 9115BEAR98C1 Retail 05/01/13 1.780 9119BEAR98C1 Retail 05/01/13 1.810 9121BEAR98C1 Office 05/01/13 1.870 9123BEAR98C1 Multifamily 05/01/13 2.290 9140BEAR98C1 Retail 06/01/08 1.390 9145BEAR98C1 Office 06/01/08 1.760 9173BEAR98C1 Multifamily 06/01/08 1.930 9204BEAR98C1 Mixed Use 06/01/08 1.560 9210BEAR98C1 Self Storag 06/01/08 2.890 9213BEAR98C1 Retail 05/01/08 1.330 9277BEAR98C1 Office 06/01/08 1.370 9305BEAR98C1 Mobile Home 04/01/13 1.110 9306BEAR98C1 Mobile Home 04/01/13 1.810 9326BEAR98C1 Multifamily 06/01/08 2.030 9329BEAR98C1 Multifamily 05/01/08 1.490 9330BEAR98C1 Multifamily 05/01/08 2.610 9331BEAR98C1 Multifamily 05/01/08 2.450 9332BEAR98C1 Multifamily 06/01/08 1.270 9333BEAR98C1 Multifamily 05/01/08 1.410 9365BEAR98C1 Retail 05/01/08 2.430 9371BEAR98C1 Other 06/01/08 1.770 9406BEAR98C1 Mixed Use 06/01/08 1.630 9423BEAR98C1 Industrial 06/01/08 1.460 9430BEAR98C1 Retail 06/01/08 1.570 9488BEAR98C1 Office 06/01/13 0.570 9489BEAR98C1 Office 06/01/13 2.760 9495BEAR98C1 Retail 06/01/08 1.630 9496BEAR98C1 Retail 06/01/08 1.680 9497BEAR98C1 Retail 06/01/08 1.690 9588BEAR98C1 Industrial 06/01/08 1.840 9669BEAR98C1 Industrial 06/01/08 1.320 9671BEAR98C1 Retail 12/01/07 4.660 9672BEAR98C1 Retail 12/01/07 1.980 9673BEAR98C1 Retail 11/01/07 1.610 9674BEAR98C1 Retail 12/01/07 3.240 9675BEAR98C1 Retail 11/01/07 2.250 0000000000BEAR98C1 Industrial 01/01/08 1.370 0000000000BEAR98C1 Industrial 01/01/08 2.100 0000000000BEAR98C1 Mixed Use 06/01/08 1.430 Operating Ending DisclosureStatement Principal Note Control # Date State Balance Rate 3912 37256RI 2,496, 8.558% 4500 37256AZ 2,944, 7.710% 4950 37256DE 2,589, 7.620% 5005 37256MA 10,470, 6.860% 5237 37256NY 8,709, 7.315% 5351 36891CA 9,863, 7.365% 5405 37256MI 1,577, 7.190% 5483 37256NY 1,871, 7.210% 5535 36891FL 1,204, 6.860% 5589 37256OR 4,856, 7.490% 5596 37256FL 2,330, 7.345% 5610 37256FL 5,502, 7.100% 5615 35795FL 8,414, 6.990% 5632 36525CT 4,309, 7.380% 5819 37256VT 6,273, 7.680% 5828 37256AZ 7,045, 6.860% 5829 37256AZ 3,385, 7.415% 5833 37256NY 5,480, 7.195% 5857 37256MD 9,337, 7.200% 5867 37256NY 2,010, 7.310% 5873 36891NY 1,143, 7.440% 5874 37256NY 2,391, 7.280% 5876 37256NV 1,017, 7.610% 5906 36891NY 14,995, 7.080% 5914 37256MA 3,567, 6.710% 5915 37256MA 1,482, 6.710% 5923 37256IL 4,770, 7.900% 5979 37256MD 1,874, 7.080% 5981 37256IL 3,762, 7.705% 5995 37256VV 9,252, 7.730% 6008 37011FL 21,310, 6.960% 6016 37256AZ 3,268, 7.170% 6017 37256MD 2,539, 7.400% 6021 37256MI 1,309, 6.710% 6027 37256CA 2,142, 7.300% 6028 37256CA 1,865, 7.250% 6041 36891PA 2,423, 7.220% 6042 36891DE 1,961, 7.190% 6059 37256OR 1,301, 7.310% 6070 35795NY 5,030, 7.380% 6072 37256NY 5,853, 7.220% 6082 37256WA 7,968, 7.240% 6100 36891CA 22,982, 7.365% 6101 37256CA 11,778, 7.365% 6102 36891CA 2,154, 7.365% 6116 37256CA 1,819, 7.030% 6146 37256NY 1,917, 7.760% 6151 37256MI 11,131, 6.470% 6161 36525NY 3,320, 7.000% 6187 37256MN 1,675, 6.761% 6189 37256MN 1,128, 6.911% 6190 37256MN 1,489, 7.203% 6191 36160MN 2,140, 6.761% 6204 37256CA 11,353, 6.870% 6221 37256NY 1,876, 7.180% 6225 37256IL 1,629, 7.140% 6230 37256PA 938 7.650% 6233 37256CA 9,034, 8.125% 6234 36160CA 0.000% 6235 37256CA 1,314, 9.125% 6236 37256AL 1,351, 8.625% 6237 37256CA 1,128, 8.625% 6238 37256NV 980 8.625% 6239 37256ME 659 9.875% 6254 36891CO 899 7.460% 6266 37256VT 2,648, 7.530% 6284 36525DE 1,442, 7.495% 6310 37256NJ 7,007, 7.220% 6341 37256FL 1,810, 7.703% 6347 37256AZ 1,860, 8.015% 6365 36799VA 2,294, 7.440% 6378 37256TX 3,456, 7.400% 6382 37256NY 3,361, 7.600% 6383 36891CT 1,645, 8.050% 6386 37256CA 5,780, 7.950% 6388 37256NY 3,639, 6.830% 6397 36891FL 1,420, 7.700% 6414 37256MA 4,689, 7.390% 6430 37256MD 11,519, 7.160% 6461 37256CT 3,358, 7.120% 6475 37256AZ 1,034, 7.825% 6526 36891MN 2,405, 7.990% 6529 37256PA 2,761, 7.800% 6557 37256FL 2,682, 7.050% 6591 37256MI 1,727, 6.900% 6599 37256CO 2,970, 6.870% 6605 36891TX 14,000, 6.920% 6638 37256CA 2,198, 6.930% 8460 37256CA 2,408, 7.830% 8462 37256CA 2,679, 6.950% 8466 37256NY 967 7.280% 8489 37256DE 12,581, 7.120% 8497 36525MA 2,524, 7.000% 8574 36525TX 8.150% 8587 36525CA 9,420, 7.570% 8597 37072LA 4,127, 7.070% 8652 37195FL 1,619, 7.510% 8666 36525NH 4,214, 7.040% 8669 37256NY 5,760, 7.180% 8672 37256NY 2,307, 7.230% 8749 36891PA 993 8.040% 8782 36525FL 1,120, 7.510% 8785 36525CT 12,469, 7.110% 8874 36525CT 4,340, 7.110% 8976 37134NY 9,369, 7.050% 9002 37256MA 3,199, 7.460% 9014 37256NJ 4,009, 7.715% 9025 37256CA 2,196, 7.994% 9073 37256CA 1,885, 7.630% 9114 36891CA 6,705, 6.934% 9115 37256CA 13,890, 6.934% 9119 37256CA 20,500, 6.934% 9121 37256CA 15,080, 6.884% 9123 37256CA 4,789, 6.934% 9140 36525NY 16,356, 7.320% 9145 36891CA 5,491, 7.470% 9173 36525MA 2,542, 7.520% 9204 36525FL 3,296, 7.350% 9210 36981FL 2,692, 6.910% 9213 36525NY 3,144, 7.620% 9277 37256CT 4,428, 7.590% 9305 37256AZ 6,721, 7.310% 9306 37256AZ 5,665, 7.310% 9326 37256CA 5,579, 7.300% 9329 36891PA 4,280, 7.055% 9330 37256PA 1,720, 7.005% 9331 37256PA 2,910, 7.005% 9332 37256NJ 4,747, 7.005% 9333 37256PA 6,929, 7.005% 9365 37256NC 1,357, 7.780% 9371 37256NY 5,505, 7.470% 9406 37256FL 2,180, 7.760% 9423 36891NY 1,785, 7.680% 9430 37256MD 2,600, 7.420% 9488 37256CA 1,965, 6.934% 9489 37256CA 1,797, 6.920% 9495 37256UT 6,492, 7.290% 9496 37256UT 4,088, 7.290% 9497 37256UT 3,462, 7.290% 9588 36891CA 5,204, 7.520% 9669 37256NY 3,869, 7.580% 9671 37256FL 1,442, 8.010% 9672 37256VA 4,520, 8.010% 9673 37256NC 6,140, 7.760% 9674 37256OH 1,922, 7.970% 9675 37256MA 7,407, 8.040% 0000000000 37256NV 873 7.610% 0000000000 37256NV 931 7.610% 0000000000 36525FL 2,381, 7.350% 671,931,612 Loan DisclosureScheduled Prepayment Status Control # P&I Prepayment Date Code (1) 3912 21 0 B 4500 23 0 4950 19 0 5005 72 0 5237 62 0 5351 71 0 5405 11 0 B 5483 14 0 5535 0 5589 38 0 5596 18 0 5610 41 0 5615 63 0 5632 31 0 5819 46 0 5828 52 0 5829 30 0 5833 61 0 5857 71 0 5867 15 0 5873 0 5874 18 0 5876 0 5906 113, 0 5914 26 0 5915 11 0 5923 36 0 5979 14 0 5981 30 0 5995 68 0 6008 161, 0 6016 25 0 6017 19 0 6021 14 0 6027 16 0 6028 13 0 6041 18 0 6042 15 0 6059 11 0 6070 39 0 6072 41 0 6082 61 0 6100 165, 0 6101 84 0 6102 15 0 6116 12 0 6146 14 0 6151 80 0 6161 35 0 B 6187 12 0 6189 0 6190 10 0 6191 15 0 6204 85 0 6221 14 0 6225 12 0 6230 0 6233 69 0 6234 0 11/1/00 6235 16 0 6236 11 0 6237 0 6238 0 6239 0 6254 0 6266 23 0 6284 10 0 6310 54 0 6341 14 0 6347 14 0 6365 18 0 6378 27 0 6382 24 0 6383 12 0 6386 43 0 6388 27 0 6397 11 0 6414 37 0 6430 81 0 6461 23 0 6475 0 6526 19 0 6529 20 0 6557 23 0 6591 14 0 6599 20 0 6605 83 0 6638 15 0 8460 19 0 8462 18 0 8466 0 8489 88 0 8497 19 0 8574 991,020 6/1/02 8587 74 0 8597 28 0 8652 11 0 8666 29 0 8669 40 0 8672 16 0 8749 0 8782 0 8785 94 0 8874 30 0 8976 70 0 9002 25 0 9014 32 0 9025 16 0 9073 14 0 9114 46 0 9115 95 0 9119 141, 0 9121 103, 0 9123 33 0 9140 116, 0 9145 39 0 9173 19 0 9204 23 0 9210 23 0 9213 24 0 9277 35 0 9305 48 0 9306 40 0 9326 39 0 9329 32 0 9330 13 0 9331 22 0 9332 35 0 9333 52 0 9365 12 0 9371 43 0 9406 17 0 9423 15 0 B 9430 18 0 9488 13 0 9489 12 0 9495 46 0 9496 29 0 9497 24 0 9588 37 0 9669 34 0 9671 11 0 9672 34 0 9673 45 0 9674 14 0 9675 56 0 0000000000 0 0000000000 0 0000000000 17 0 991,020 * NOI and DSCR, if available and reportable under the terms of the of the trust agreement are based on information obtained from the relate and no other party to the agreement shall be held liable for the accurac used to determine such figures. (1) Legend: A. P&I Adv - in Grace Period B. P&I Adv - < one month delinq 1. P&I Adv - delinquent 1 month 2. P&I Adv - delinquent 2 months 3. P&I Adv - delinquent 3+ months 4. Mat. Balloon/Assumed P&I 5. Prepaid in Full 6. Specially Serviced 7. Foreclosure 8. Bankruptcy 9. REO 10. DPO 11. Modification Specially Serviced Loan Detail Ending DisclosureScheduled Interest Maturity Control # Balance Rate Date 8574 0.00 0.0815 39508 0 0.00 0 0 #REF! #REF! #REF! #REF! Specially DisclosureProperty Serviced Control # Type Status CodeComments 8574Lodging 7 0 0 0 0 0 0 Borrower brought the loan current thru Ma #REF! #REF! #REF! A final forbearance is agreement is 0being finalized 0 0 0 #REF! #REF! #REF! 9This loan was sold as a Discounted Payoff 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 #REF! 0 #REF! 0 #REF! 0 #REF! 0 #REF! 0 #REF! 0 #REF! 0 #REF! 0 #REF! 0 0 0 0 (1) Legend : 1) Request for waiver of Prepayment Penalty 2) Payment default 3) Request for Loan Modification or Workout 4) Loan with Borrower Bankruptcy 5) Loan in Process of Foreclosure 6) Loan now REO Property 7) Loans Paid Off 8) Loans Returned to Master Servicer Modified Loan Detail DisclosureModificatiModification Control # Date Description 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 Realized Loss Detail Beginning Dist. DisclosureAppraisal Appraisal Scheduled Date Control # Date Value Balance 37424 8574 0 1,000,000.00 991,019.84 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 0 0 0 0.00 0.00 Current Total 1,000,000.00 Cumulative 1,000,000.00 Gross Proceeds Aggregate Dist. DisclosureGross as a % of Liquidation Date Control # Proceeds Sched Principal Expenses * 37424 8574 900,000.00 0.908155381 65,508.48 0 0 0.00 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 Current Total 900,000.00 0 65,508.48 Cumulative 900,000.00 0 65,508.48 Net Net Proceeds Dist. DisclosureLiquidationas a % of Realized Date Control # Proceeds Sched. Balance Loss 37424 8574 834,491.52 0.842053293 ######## 0 0 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 0 0 0.00 0 0.00 Current Total 834,491.52 ######## Cumulative 834,491.52 ######## * Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..